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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2000


                                  NOVAVAX, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE                   0-26770              22-2816046
                  --------                   -------              ----------
          (State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation or organization)      File No.)          Identification No.)


      8320 GUILFORD ROAD, COLUMBIA, MD                            21046
      --------------------------------------                     --------
      (Address of principal executive offices)                  (Zip code)


                                 (301) 854-3900
                                ----------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                               -----------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                     On September 19, 2000, the Registrant engaged Ernst & Young LLP to act as the Registrant's independent certified public accountants. Ernst & Young LLP replaces PricewaterhouseCoopers LLP, which firm was dismissed by the Registrant on July 18, 2000. In accordance with S-K Item 304 (a), the Registrant did not consult with Ernst & Young LLP during the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging them regarding matters that were or should have been subject to Statement on Auditing Standard No. 50 or any subject matter of a disagreement or reportable event with the Registrant's former accountant.




                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NOVAVAX, INC.



Date:September 22, 2000                        By:  /s/ John A. Spears
                                                  ------------------------------
                                                   John A. Spears, President and
                                                   Chief Executive Officer